UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐  Preliminary Proxy Statement

☐  Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐  Definitive Proxy Statement

☒  Definitive Additional Materials

☐  Soliciting Material Pursuant to §240.14a-12

FOOT LOCKER, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒  No fee required.

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐  Fee paid previously with preliminary materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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SCAN TO VIEW MATERIALS & VOTE

FOOT LOCKER, INC.

ANNUAL MEETING FOR HOLDERS AS OF 3/24/14

TO BE HELD ON 5/21/14

Your vote is important. Thank you for voting.

Read the Proxy Statement and have the voting instruction form below at hand. Please note that the telephone and Internet voting turns off at 11:59 pm ET the night before the meeting or cutoff date.

To vote by Internet

1)	Go to website www.proxyvote.com, or scan the QR Barcode above.

To vote by Telephone

1)	Call 1-800-454-8683.

To vote by Mail

1)	Check the appropriate boxes on the voting instruction form below.
2)	Sign and date the voting instruction form.
3)	Return the voting instruction form in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M72356-P45751

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting. The following materials are available at www.proxyvote.com:
Notice and Proxy Statement and Annual Report with Form 10-K

The Board of Directors recommends you vote FOR the following proposals:

1.	Election of Four Directors to Serve for Three-Year Terms.

	Nominees:	For	Withhold

	1a. Nicholas DiPaolo	☐	☐

	1b. Matthew M. McKenna	☐	☐

	1c. Steven Oakland	☐	☐

	1d. Cheryl Nido Turpin	☐	☐

PLEASE “X” HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON		☐

		For	Against	Abstain

2.	Ratification of the Appointment of Independent Registered Public Accounting Firm.	☐	☐	☐

3.	Approval of an Amendment to the Certificate of Incorporation.	☐	☐	☐

4.	Approval of the Second Amendment and Restatement of the Foot Locker 2007 Stock Incentive Plan.	☐	☐	☐

5.	Advisory Approval of the Company’s Executive Compensation.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date